TRADEMARK SECURITY AGREEMENT

         THIS TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated October 3, 2003, is by and among MJS ACQUISITION COMPANY, a North Carolina corporation ("MJS"), with its chief executive office at One Soffe Drive, Fayetteville, North Carolina 28302, DELTA APPAREL, INC., a Georgia corporation ("Delta"; together with MJS, each a "Debtor" and collectively, the "Debtors"), with its chief executive office at 2750 Premiere Parkway, Suite 100, Duluth, Georgia 30097, and CONGRESS FINANCIAL CORPORATION (SOUTHERN), a Georgia corporation, as agent for Delta Lenders (as defined below) and as agent for Soffe Lenders (as defined below) (in either or both capacities, "Secured Party"), having an office at 200 Galleria Parkway, Suite 1500, Atlanta, Georgia 30339.

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, each Debtor has adopted, used and is using, and is the owner of the entire right, title, and interest in and to, the trademarks, trade names, terms, designs and applications therefor described in Exhibit A hereto set forth opposite the name of such Debtor;

         WHEREAS, Secured Party, the financial institutions party thereto as lenders (collectively, "Soffe Lenders") and MJS are parties to that certain Loan and Security Agreement, dated the date hereof (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Soffe Loan Agreement"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, the Financing Agreements (as defined in the Soffe Loan Agreement) and this Agreement (all of the foregoing, together with the Soffe Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, being collectively referred to herein as the "Soffe Financing Agreements") pursuant to which Soffe Lenders may make loans and advances and provide other financial accommodations to MJS as set forth therein; and

         WHEREAS, as an inducement to Secured Party and Soffe Lenders to enter into the Soffe Loan Agreement and to make the loans thereunder, Delta has agreed to guarantee the obligations of MJS to Secured Party and Soffe Lenders pursuant to that certain Guarantee dated the date hereof (as amended, modified, supplemented, extended or restated from time to time, the "Soffe Loan Agreement Guarantee"), by Delta and SAIM, LLC in favor of Secured Party, on behalf of Secured Party and Soffe Lenders, and has agreed to secure its obligations under the Soffe Loan Agreement Guarantee as provided herein; and

         WHEREAS, Secured Party, the financial institutions party thereto as lenders (collectively, "Delta Lenders"; together with Soffe Lenders, collectively, "Lenders") and Delta are parties to that certain Amended and Restated Loan and Security Agreement, dated the date hereof (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Delta Loan Agreement"; together with the Soffe Loan Agreement, each a "Loan Agreement" and collectively, the "Loan Agreements"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or

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related  thereto,  including,  but not limited to, the Financing  Agreements (as defined in the Delta Loan Agreement) and this Agreement (all of the foregoing, together with the Delta Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, being collectively referred to herein as the "Delta Financing Agreements"; together with the Soffe Financing Agreements, each a "Financing Agreement" and collectively, the "Financing Agreements") pursuant to which Delta Lenders may make loans and advances and provide other financial accommodations to Delta as set forth therein; and

         WHEREAS, as an inducement to Secured Party and Delta Lenders to enter into the Delta Loan Agreement and to make the loans thereunder, MJS has agreed to guarantee the obligations of Delta to Secured Party and Delta Lenders pursuant to that certain Guarantee dated the date hereof (as amended, modified, supplemented, extended or restated from time to time, the "Delta Loan Agreement Guarantee"; together with the Soffe Loan Agreement Guarantee, each a "Guarantee" and collectively, the "Guarantees"), by MJS and SAIM, LLC in favor of Secured Party, on behalf of Secured Party and Delta Lenders, and has agreed to secure its obligations under the Delta Loan Agreement Guarantee as provided herein; and

         WHEREAS, MJS is a Subsidiary of Delta, and each Debtor has determined that it will realize substantial direct and indirect benefits as a result of the loans and other financial accommodations extended to the other Debtor pursuant to the Loan Agreements, and such Debtor's execution, delivery and performance of this Agreement are within such Debtor's corporate or other purposes and are in the best interests of such Debtor; and

         WHEREAS, it is a condition precedent to the execution and delivery of the Soffe Loan Agreement by Secured Party and Soffe Lenders and the execution and delivery of the Delta Loan Agreement by Secured Party and Delta Lenders and the extension of the loans and other financial accommodations to the Debtors under the Loan Agreements that each Debtor agree to pledge to Secured Party, for the benefit of Secured Party and Lenders, certain collateral security as set forth herein;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agrees as follows:

         1. GRANT OF SECURITY INTEREST

         As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Secured Obligations (as hereinafter defined), each Debtor hereby grants to Secured Party, for the benefit of Secured Party and Lenders, a continuing security interest in and a general lien upon the following (being collectively referred to herein as the "Collateral"): (a) all of such Debtor's now existing or hereafter acquired right, title, and interest in and to: (i) all of such Debtor's trademarks, tradenames, trade styles, service marks and domain names and all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other country, including, without limitation, the trademarks, terms, designs and

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applications  described  in  Exhibit  A hereto,  together  with all  rights  and privileges arising under applicable law with respect to such Debtor's use of any trademarks, tradenames, trade styles and service marks, and all reissues, extensions, continuation and renewals thereof (all of the foregoing being collectively referred to herein as the "Trademarks"), and (ii) all prints and labels on which such trademarks, tradenames, tradestyles and service marks appear, have appeared or will appear, and all designs and general intangibles of a like nature; (b) the goodwill of the business symbolized by each of the Trademarks, including, without limitation, all customer lists and other records relating to the distribution of products or services bearing the Trademarks; (c) all income, fees, royalties and other payments at any time due or payable with respect thereto, including, without limitation, payments under all licenses at any time entered into in connection therewith; (d) the right to sue for past, present and future infringements thereof; (e) all rights corresponding thereto throughout the world; and (f) any and all other proceeds of any of the foregoing, including, without limitation, damages and payments or claims by such Debtor against third parties for past or future infringement of the Trademarks.

         2. OBLIGATIONS SECURED

         The security interest, lien and other interests granted to Secured Party pursuant to this Agreement shall secure the full and prompt payment and performance of the Obligations (as defined in the Loan Agreements), the Guaranteed Obligations (as defined in the Guarantees) and the other covenants, agreements and liabilities of the Debtors under the Loan Agreements and all of the obligations of each Debtor and the Obligors to Secured Party under (i) this Agreement, (ii) the Delta Loan Agreement Guarantee, (iii) the Soffe Loan Agreement Guarantee, and (iv) other Financing Agreements and any extensions, renewals or amendments to any of the foregoing, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, whether arising before, during or after the initial or any renewal term of the Soffe Loan Agreement or the Delta Loan Agreement or after the commencement of any case with respect to any Debtor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Secured Party or Lenders (all of the foregoing now existing or hereafter arising obligations being referred to, collectively, as the "Secured Obligations").

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS

         Each Debtor hereby represents, warrants and covenants with and to Secured Party and Lenders the following (all of such representations, warranties and covenants being continuing so long as any of the Secured Obligations are outstanding and the Financing Agreements and the Guarantees have not been terminated in writing):

         (a) Such Debtor shall pay and perform all of the Secured Obligations according to their terms.

         (b) All of the existing Collateral is valid and subsisting in full force and effect, and such Debtor has the right and power to grant the security interest granted hereunder. Such Debtor shall, at such Debtor's expense, perform

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all acts and execute all  documents  necessary to maintain the  existence of the
Collateral consisting of registered Trademarks as registered trademarks and to maintain the existence of all of the Collateral as valid and subsisting, including, without limitation, the filing of any renewal affidavits and applications. The Collateral is not subject to any liens, claims, mortgages,
assignments,   licenses,  security  interests  or  encumbrances  of  any  nature whatsoever, except: (i) the security interests granted hereunder and pursuant to the Loan Agreements, (ii) (A) with respect to MJS, the security interests permitted under the Soffe Loan Agreement, and (B) with respect to Delta, the security interests permitted under the Delta Loan Agreement, and (iii) the licenses permitted under Section 3(e) below.

         (c) Such Debtor shall not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license relating to the Collateral, or otherwise dispose of any of the Collateral, in each case without the prior written consent of Secured Party, except as otherwise permitted herein or (i) with respect to Soffe, in the Soffe Loan Agreement, and (ii) with respect to Delta, in the Delta Loan Agreement. Nothing in this Agreement shall be deemed a consent by Secured Party to any such action, except as such action is expressly permitted hereunder.

         (d) Such Debtor shall, at such Debtor's expense, promptly perform all acts and execute all documents reasonably requested at any time by Secured Party to evidence, perfect, maintain, record or enforce the security interest in the Collateral granted hereunder or to otherwise further the provisions of this Agreement. Such Debtor hereby authorizes Secured Party to execute and file one or more financing statements (or similar documents) with respect to the Collateral, signed only by Secured Party or as otherwise determined by Secured Party. Such Debtor further authorizes Secured Party to have this Agreement or any other similar security agreement filed with the Commissioner of Patents and Trademarks or any other appropriate federal, state or government office.

         (e) As of the date hereof, such Debtor does not have any Trademarks registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, other than those described in Exhibit A hereto and has not granted any licenses with respect thereto other than as set forth in Exhibit B hereto.

         (f) Such Debtor shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Secured Party five (5) originals of a Special Power of Attorney in the form of Exhibit C hereto for the implementation, following the occurrence of an Event of Default, of the assignment, sale or other disposition of the Collateral and the taking of any other action Secured Party, in its discretion, deems necessary or advisable pursuant to Secured Party's exercise of the rights and remedies granted to Secured Party hereunder.

         (g) Secured Party may, in its discretion, pay any amount or do any act which such Debtor fails to pay or do as required hereunder or as requested by Secured Party to preserve, defend, protect, maintain, record or enforce the Secured Obligations, the Collateral, or the security interest granted hereunder, including, without limitation, all filing or recording fees, court costs, collection charges, reasonable attorneys' fees actually incurred and legal

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

expenses. Such Debtor shall be liable to Secured Party for any such payment, which payment shall be deemed an advance by Secured Party to such Debtor, shall be payable on demand together with interest at the rate then applicable to the Obligations set forth in the Delta Loan Agreement and shall be part of the Secured Obligations secured hereby.

         (h) Such Debtor shall not file any application for the registration of a Trademark with the United States Patent and Trademark Office or any similar office or agency in the United States, unless such Debtor has given Secured Party thirty (30) days' prior written notice of such action. If, after the date hereof, such Debtor shall (i) obtain any registered trademark, tradename, trade style, service mark and domain name, or apply for any such registration in the United States Patent and Trademark Office or in any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, or (ii) become the owner of any trademark, tradename, trade style, service mark or domain name registrations or applications for trademark, tradename, trade style, service mark or domain name registration used in the United States or any State thereof, political subdivision thereof or in any other country, the provisions of Section 1 hereof shall automatically apply thereto. Upon the request of Secured Party, such Debtor shall promptly execute and deliver to Secured Party any and all assignments, agreements, instruments, documents and such other papers as may be requested by Secured Party to evidence the security interest in such Trademark in favor of Secured Party.

         (i) Such Debtor has not abandoned any of the Trademarks and such Debtor will not do any act, nor omit to do any act, whereby the Trademarks may become abandoned, invalidated, unenforceable, avoided, or avoidable. Such Debtor shall notify Secured Party immediately if it knows or has reason to know of any reason why any application, registration, or recording with respect to the Trademarks may become abandoned, canceled, invalidated, avoided, or avoidable.

         (j) Such Debtor shall render any assistance, as Secured Party shall determine is necessary, to Secured Party in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country to maintain such application and registration of the Trademarks as such Debtor's exclusive property and to protect Secured Party's interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference, and cancellation proceedings.

         (k) To the best of such Debtor's knowledge, no material infringement or unauthorized use presently is being made of any of the Trademarks that would adversely affect in any material respect the fair market value of the Collateral or the benefits of this Agreement granted to Secured Party, including, without limitation, the validity, priority or perfection of the security interest granted herein or the remedies of Secured Party hereunder. Such Debtor shall promptly notify Secured Party if such Debtor (or any affiliate or subsidiary thereof) learns of any use by any person of any term or design which infringes on any Trademark or is likely to cause confusion with any Trademark. If requested by Secured Party, such Debtor, at such Debtor's expense, shall join with Secured Party in such action as Secured Party, in Secured Party's discretion, may deem advisable for the protection of Secured Party's interest in and to the Trademarks.

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         (l) Such Debtor assumes all  responsibility  and liability arising from the use of the Trademarks and such Debtor hereby indemnifies and holds Secured Party harmless from and against any claim, suit, loss, damage, or expense (including reasonable attorneys' fees actually incurred and legal expenses) arising out of any alleged defect in any product manufactured, promoted, or sold by such Debtor (or any affiliate or subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labelling, sale or advertisement of any such product by such Debtor (or any affiliate or subsidiary thereof), except for losses, claims, damages, liabilities, costs or expenses resulting from the gross negligence or willful misconduct of Secured Party as determined pursuant to a final non-appealable order of a court of competent jurisdiction. The foregoing indemnity shall survive the payment of the Secured Obligations, the termination of this Agreement and the termination or non-renewal of the Loan Agreements.

         (m) Such Debtor shall promptly pay Secured Party for any and all expenditures made by Secured Party pursuant to the provisions of this Agreement or for the defense, protection or enforcement of the Secured Obligations, the Collateral, or the security interests granted hereunder, including, without limitation, all filing or recording fees, court costs, collection charges, travel expenses, and reasonable attorneys' fees actually incurred and legal expenses. Such expenditures shall be payable on demand, together with interest at the rate then the Obligations set forth in the Delta Loan Agreement and shall be part of the Secured Obligations secured hereby.

         4. EVENTS OF DEFAULT

         All Secured Obligations shall become immediately due and payable, without notice or demand, at the option of Secured Party, upon the occurrence of any Event of Default, as such term is defined in the Loan Agreements (each an "Event of Default" hereunder).

         5. RIGHTS AND REMEDIES

         At any time an Event of Default exists or has occurred and is continuing, in addition to all other rights and remedies of Secured Party, whether provided under this Agreement, the Soffe Loan Agreement, the Delta Loan Agreement, the other Financing Agreements, applicable law or otherwise, Secured Party shall have the following rights and remedies which may be exercised without notice to, or consent by, any Debtor except as such notice or consent is expressly provided for hereunder:

         (a) Secured Party may require that Debtors and their respective Affiliates or Subsidiaries not make any use of the Trademarks or any marks similar thereto for any purpose whatsoever. Secured Party may make use of any Trademarks for the sale of goods, completion of work-in-process or rendering of services in connection with enforcing any other security interest granted to Secured Party by any Debtor or any Subsidiary or Affiliate of any Debtor or for such other reason as Secured Party may determine.

         (b) Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Secured Party shall in its discretion deem appropriate. Such license or licenses

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may be general,  special or  otherwise,  and may be granted on an  exclusive  or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

         (c) Secured Party may assign, sell or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations, except that if notice to Debtors of intended disposition of Collateral is required by law, the giving of five (5) days' prior written notice to Debtors of any proposed disposition shall be deemed reasonable notice thereof and Debtors waives any other notice with respect thereto. Secured Party shall have the power to buy the Collateral or any part thereof, and Secured Party shall also have the power to execute assurances and perform all other acts which Secured Party may, in its discretion, deem appropriate or proper to complete such assignment, sale, or disposition. In any such event, Debtors shall be liable for any deficiency.

         (d) In addition to the foregoing, in order to implement the assignment, sale, or other disposition of any of the Collateral pursuant to the terms hereof, Secured Party may at any time execute and deliver on behalf of any Debtor, pursuant to the authority granted in the Special Power of Attorney described in Section 3(f) hereof, one or more instruments of assignment of the Trademarks (or any application, registration, or recording relating thereto), in form suitable for filing, recording or registration. Each Debtor agrees to pay Secured Party on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, and reasonable attorneys' fees actually incurred and legal expenses. Each Debtor agrees that Secured Party has no obligation to preserve rights to the Trademarks against any other parties.

         (e) Secured Party may first apply the proceeds actually received from any such license, assignment, sale, other disposition or handling of any of the Collateral to the costs and expenses of Secured Party relating to such license, assignment, sale, other disposition or handling, including, without limitation, reasonable attorneys' fees actually incurred and all legal, travel and other expenses which may be incurred by Secured Party. Thereafter, Secured Party shall apply any remaining proceeds to such of the Secured Obligations in the order of application set forth in the Loan Agreements, subject to the provisions of the Intercreditor Agreement. Debtors shall remain liable to Secured Party for any of the Secured Obligations remaining unpaid after the application of such proceeds, and Debtors shall pay Secured Party on demand any such unpaid amount, together with interest at the rate then the Obligations set forth in the Delta Loan Agreement and shall be part of the Secured Obligations secured hereby.

         (f) Each Debtor shall use commercially reasonable efforts to supply to Secured Party or to Secured Party's designee such Debtor's knowledge and expertise relating to the manufacture and sale of the products and services bearing the Trademarks and such Debtor's customer lists and other records relating to the Trademarks and the distribution thereof.

         (g) Nothing contained herein shall be construed as requiring Secured Party to take any such action at any time. All of Secured Party's rights and remedies, whether provided under this Agreement, the other Financing Agreements, applicable law, or otherwise, shall be cumulative and none is exclusive. Such rights and remedies may be enforced alternatively, successively, or concurrently.

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         6. JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW

         (a) The validity, interpretation and enforcement of this Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Georgia without giving effect to principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the State of Georgia.

         (b) Each Debtor and Secured Party irrevocably consent and submit to the non-exclusive jurisdiction of a Georgia State court or Superior court located in Fulton County, Georgia and the United States District Court for the Northern District of Georgia and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or in any way connected or related or incidental to the dealings of Debtors and Secured Party in respect of this Agreement or the transactions related hereto, in each case whether now existing or thereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Secured Party shall have the right to bring any action or proceeding against such Debtor or its property in the courts of any other jurisdiction which Secured Party deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against such Debtor or its property).

         (c) Each Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to (i) with respect to Soffe, its address set forth in the Soffe Loan Agreement, and (ii) with respect to Delta, its address set forth in the Delta Loan Agreement, and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Secured Party's option, by service upon any Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, any Debtor so served shall appear in answer to such process, failing which such Debtor shall be deemed in default and judgment may be entered by Secured Party against such Debtor for the amount of the claim and other relief requested.

         (d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH DEBTOR AND SECURED PARTY EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF SUCH DEBTOR AND SECURED PARTY IN RESPECT OF THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH DEBTOR AND SECURED PARTY EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT SUCH DEBTOR OR SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH DEBTOR AND SECURED PARTY TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (e) Secured Party shall not have any liability to Debtors (whether in tort, contract, equity or otherwise) for losses suffered by Debtors in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Secured Party that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Secured Party shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement. Except as prohibited by law, each Debtor waives any right which it may have to claim or recover in any litigation with Secured Party or any Lender any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Debtor: (i) certifies that neither Secured Party, any Lender nor any representative, agent or attorney acting for or on behalf of Secured Party or any Lender has represented, expressly or otherwise, that Secured Party and Lenders would not, in the event of litigation, seek to enforce any of the waivers provided for in this Agreement and (ii) acknowledges that in entering into this Agreement, Secured Party and Lenders are relying upon, among other things, the waivers and certifications set forth in this Section 6(e) and elsewhere herein and therein.

         7. MISCELLANEOUS

         (a) All notices, requests and demands hereunder shall be given in the form and manner and to the addresses set forth (i) with respect to Delta and Secured Party, in the Delta Loan Agreement and (ii) with respect to MJS, in the Delta Loan Agreement Guarantee; provided, however, that upon termination of the Delta Loan Agreement, all notices, requests and demands hereunder shall be given in the form and manner and to the addresses set forth set forth (i) with respect to MJS and Secured Party, in the Soffe Loan Agreement and (ii) with respect to Delta, in the Soffe Loan Agreement Guarantee.

         (b) Upon the termination of the Delta Loan Agreement, all references herein to the Delta Loan Agreement shall mean and be a reference to the Soffe Loan Agreement.

         (c) All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires. All references to Debtors and Secured Party pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof," "herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 7(f) hereof.

         (d) This Agreement and any other document referred to herein shall be binding upon Debtors and their respective successors and assigns and inure to the benefit of and be enforceable by Secured Party, Lenders and their successors and assigns, except that no Debtor may assign its rights under this Agreement and any other Financing Agreement without the prior written consent of Secured Party.

         (e) If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

         (f) Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of each Debtor and Secured Party. Secured Party shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Secured Party. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Secured Party of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Secured Party would otherwise have on any future occasion, whether similar in kind or otherwise.

         (g) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of any such agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

         (h) Capitalized terms used herein shall have the meanings ascribed to such terms in the Delta Loan Agreement to the extent not otherwise defined or limited herein.


                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, Debtors and Secured Party have executed this Agreement as of the day and year first above written.


                                    MJS ACQUISITION COMPANY


                                    By:  /s/ Herbert M. Mueller
                                    Title:  Vice President


                                    DELTA APPAREL, INC.


                                    By:   /s/ Herbert M. Mueller
                                    Title:  Vice President and CFO


                                    CONGRESS FINANCIAL CORPORATION
                                    (SOUTHERN), as agent


                                    By:   /s/ Susan L. Miller
                                    Title: First Vice President

                                    EXHIBIT A
                                       TO
                          TRADEMARK SECURITY AGREEMENT

                  LIST OF TRADEMARKS AND TRADEMARK APPLICATIONS

                                    EXHIBIT B
                                       TO
                          TRADEMARK SECURITY AGREEMENT

                                LIST OF LICENSES

                                    EXHIBIT C
                                       TO
                          TRADEMARK SECURITY AGREEMENT

                            SPECIAL POWER OF ATTORNEY


 STATE OF GEORGIA )
                          ss.:
 COUNTY OF FULTON )

         KNOW ALL MEN BY THESE PRESENTS, that [NAME OF DEBTOR] ("Debtor"), having an office at [ADDRESS OF DEBTOR] hereby appoints and constitutes, severally, CONGRESS FINANCIAL CORPORATION (SOUTHERN), as agent for the Delta Lenders (as defined in the hereinafter defined Trademark Security Agreement) and as agent for the Soffe Lenders (as defined in the hereinafter defined Trademark Security Agreement) ("Secured Party"), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Debtor:

         1. Execution and delivery of any and all agreements, documents, instruments of assignment or other papers and the taking of any and all other action which Secured Party, in its discretion, deems necessary or advisable for the purpose of (a) assigning, selling, or otherwise disposing or handling of all right, title, and interest of Debtor in and to any Collateral (as defined in the Trademark Security Agreement) following the occurrence of an Event of Default under the Trademark Security Agreement, (b) recording, registering and filing of, or accomplishing any other formality with respect to the foregoing or (c) exercising the rights and remedies granted to Secured Party under the Trademark Security Agreement.

         2. Execution and delivery of any and all documents, statements, certificates or other papers and the taking of any and all other action which Secured Party, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.

         This Power of Attorney is made pursuant to a Trademark Security Agreement, dated of even date herewith, among Debtor, [NAME OF OTHER DEBTOR] and Secured Party (the "Trademark Security Agreement") and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all "Secured Obligations", as such term is defined in the Trademark Security Agreement, are paid in full and the Trademark Security Agreement is terminated in writing by Secured Party.

Dated: October ___, 2003
                                   [NAME OF DEBTOR]


                                   By:
                                       ----------------------------------------
                                   Title:
                                          -------------------------------------



 STATE OF GEORGIA )
                         ss.:
 COUNTY OF FULTON )

         On this ____ day of October, 2003, before me personally came , to me known, who being duly sworn, did depose and say, that he is the _________________ of [NAME OF DEBTOR], the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.

___________________________
                                         --------------------------------------
___________________________                          Notary Public